UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 10, 2006
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                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-30575               91-2032368
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 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)          Identification No.)


4991 CORPORATE DRIVE                                   HUNTSVILLE, AL 35805
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 (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
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                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

         On April 10, 2006, Avocent Corporation publicly disseminated a press release announcing its current revenue estimate for the first quarter of 2006 and its second quarter revenue outlook for the second quarter of 2006. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.7 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit Number             Description of Exhibit
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         99.7                       Press Release Issued April 10, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date:  April 10, 2006
                               By: /s/ Edward H. Blankenship
                               --------------------------------
                               Edward H. Blankenship
                               Senior Vice President of Finance
                               and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                    Description
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99.7                       Press Release Issued April 10, 2006